UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA Pennsylvania Municipal Money Fund of CMA
               Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


CMA Pennsylvania
Municipal Money Fund


Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Pennsylvania Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



CMA Pennsylvania Municipal Money Fund


Officers and Trustees


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Darrin J. SanFillippo--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of ..43%.* As of September 30, 2003, the Fund's seven-day yield was
..46%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment was evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Describe conditions in the Commonwealth of Pennsylvania during the period.

Pennsylvania's economy remained weak for most of the past six months, but began to show some signs of recovery in the latter half of the period. In August and September, for example, the Philadelphia Federal Reserve Business Outlook Survey showed notable improvement. September's indicators suggested Pennsylvania's manufacturing sector improved for the third consecutive month as firms reported continued growth in new orders and shipments. Expectations for future growth also appeared favorable. As fiscal year 2003 ended, the commonwealth was forced to close a $700 million revenue shortfall. This was accomplished through spending cuts and the use of nonrecurring revenues, such as tobacco settlement funds.


How did you manage the Fund during the period?

In the first half of the period, yields declined from already low levels as investors worried about the potential for deflation and its impact on Federal Reserve Board monetary policy. The falling yields happened to coincide with very modest issuance of new Pennsylvania short-term fixed rate securities. Although we participated in a handful of opportunities--mostly secondary market notes and put bonds with maturities of one year--we were not able to extend the Fund's average portfolio maturity as much as we would have liked. Also affecting performance was the maturity of notes purchased the previous year. As these issues matured, we reinvested the proceeds at prevailing yields, 80 basis points - 90 basis points (.80% - .90%) lower than the securities rolling off the portfolio.

Conditions improved somewhat in the second half of the period when we saw an increase in municipal supply. During this time, we added longer-term, higher-yielding fixed paper to the portfolio when prudent, purchasing approximately $30 million in fixed notes with yields of 1% or more. The ability to lock in these rates helped the Fund's performance during the period.

During most of the past six months, we looked to maintain a larger percentage of fixed rate paper than our peers. Early in the period, however, we were careful to keep enough of the Fund's assets in short-maturity holdings to handle anticipated tax-time shareholder redemptions and to take advantage of the expected increase in yields on these securities. During September, municipal issuance picked up. This coincided with the end of the quarter, when brokers typically offer variable paper at somewhat more attractive yields. As a result, we increasingly took inflows of cash and made investments in this area.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




How would you characterize the portfolio's position at the close of the period?

The Fund ended the period with an average portfolio maturity of 45 days compared to the average of 35 days for funds in its iMoneyNet, Inc. category. This compared to an average life of 42 days at the beginning of the period, 15 days longer than the iMoneyNet group's average maturity. As of September 30, 2003, the Fund had $501.2 million in net assets, a 16% decline from March 31, 2003.

We continue to take a relatively neutral approach to the Pennsylvania short-term municipal market, given our expectation that the Federal Reserve Board will leave interest rates unchanged for the foreseeable future. In the months ahead, we will continue to monitor developments in the national and Pennsylvania economies, maintaining our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders.

We also will keep a watchful eye on the Federal Reserve Board's monetary policy and stand ready to respond with changes to our investment approach as needed. Moreover, with a majority of fixed rate issuance behind us, we anticipate the short-term tax-exempt yield curve will remain relatively flat for the near term. Thus, unless the economy changes course and is weak enough to generate another cut in the Federal Funds interest rate, we expect to purchase fewer fixed rate securities than we did in the current period.


Darrin J. San Fillippo
Vice President and Portfolio Manager


October 9, 2003



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)
                   Face
State             Amount                            Municipal Bonds                                                  Value
Pennsylvania--             ABN AMRO Munitops Certificates Trust, VRDN (d):
99.5%            $ 3,760      GO, Series 2001-18, 1.15% due 10/01/2009 (c)                                        $   3,760
                   8,450      Refunding, Series 2003-20, 1.15% due 7/15/2011 (c)                                      8,450
                  21,879      Series 1999-16, 1.15% due 3/07/2007 (b)                                                21,879
                  14,455   Allegheny County, Pennsylvania, GO, Series C-51, 1.30% due 5/03/2004                      14,455
                           Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds
                           (Presbyterian University Hospital), ACES, VRDN (d):
                   3,775      Series B-1, 1.15% due 3/01/2018                                                         3,775
                     930      Series B-2, 1.15% due 3/01/2018                                                           930
                   4,250      Series B-3, 1.15% due 3/01/2018                                                         4,250
                  14,715   Allegheny County, Pennsylvania, IDA, Health and Housing Facilities Revenue Refunding
                           Bonds (Longwood at Oakmont Inc.), VRDN, Senior Series B, 1.20% due 7/01/2027 (d)          14,715
                           Allegheny County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
                   3,025      (The Bradley Center), Series A, 1.17% due 11/01/2014                                    3,025
                   5,000      (Western Pennsylvania School for the Blind), 0.85% due 7/01/2004                        5,000
                           Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds, VRDN (d):
                   7,515      (Commercial Development-Parkway Center Project), Series A, 1.14% due 5/01/2009          7,515
                   6,500      MERLOTS, Series A-48, 1.15% due 9/01/2011 (a)                                           6,500
                   1,620   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN, 1.23%
                           due 12/03/2007 (d)                                                                         1,620
                           Berks County, Pennsylvania, IDA, Manufacturing Facilities Revenue Bonds,
                           VRDN, AMT (d):
                   1,025      (Berks Products Corporation), 1.20% due 8/01/2006                                       1,025
                   4,810      (Ram Industries Inc. Project), 1.25% due 12/01/2011                                     4,810
                   2,690   Berks County, Pennsylvania, IDA, Revenue Bonds (World Electronics Sales), VRDN,
                           AMT, 1.25% due 8/01/2016 (d)                                                               2,690
                   2,800   Bethel Park, Pennsylvania, School District, GO, TRAN, 1.60% due 6/30/2004                  2,811
                     400   Bethel Township, Pennsylvania, IDA, IDR (Brentwood Industries Inc. Project),
                           VRDN, AMT, 1.20% due 11/01/2011 (d)                                                          400
                   5,900   Blair County, Pennsylvania, IDA, Revenue Bonds (NPC Inc. Project), VRDN, AMT,
                           1.22% due 9/01/2017 (d)                                                                    5,900
                   2,500   Boyertown, Pennsylvania, Area School District, GO, TRAN, 1.50% due 6/30/2004               2,507
                   3,135   Bradford County, Pennsylvania, IDA, EDR (Towanda Printing Company), VRDN, AMT,
                           1.22% due 9/01/2016 (d)                                                                    3,135
                   2,410   Bradford County, Pennsylvania, IDA, Revenue Bonds (State Aggregates Inc. Project),
                           VRDN, AMT, 1.25% due 2/01/2015 (d)                                                         2,410
                           Bucks County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
                   4,145      (Bracalentes Manufacturing Company Inc. Project), 1.25% due 6/01/2016                   4,145
                   4,500      (Harsco Corporation Project), 1.25% due 8/01/2011                                       4,500
                   3,740      (L&P Properties LP Project), Series A, 1.35% due 6/01/2014                              3,740
                     735      (Specialty Ring Products Inc.), 1.25% due 10/01/2009                                      735
                   6,500   Bucks County, Pennsylvania, TRAN, 2% due 12/31/2003                                        6,514
                           Butler County, Pennsylvania, IDA, Revenue Bonds (Concordia Lutheran Ministers),
                           VRDN (d):
                   3,750      Series A, 1.30% due 4/01/2004                                                           3,750
                   3,000      Series B, 1.10% due 8/01/2004                                                           3,000
                   4,535      Series C, 1.60% due 10/01/2030                                                          4,535
                   2,155   Carbondale, Pennsylvania, IDA, IDR (JM Wells Company LP Project), VRDN, AMT,
                           1.25% due 9/01/2015 (d)                                                                    2,155



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund


ACES SM      Adjustable Convertible Extendible Securities
AMT          Alternative Minimum Tax (subject to)
CP           Commercial Paper
EDR          Economic Development Revenue Bonds
FLOATS       Floating Rate Securities
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
MERLOTS      Municipal Extendible Receipt Liquidity Option
             Tender Securities
MSTR         Municipal Securities Trust Receipts
PCR          Pollution Control Revenue Bonds
PUTTERS      Puttable Tax-Exempt Receipts
S/F          Single Family
TRAN         Tax Revenue Anticipation Notes
UPDATES      Unit Price Adjustable Tax-Exempt Securities
VRDN         Variable Rate Demand Notes



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                   Face
State             Amount                            Municipal Bonds                                                  Value
Pennsylvania     $ 5,435   Chester County, Pennsylvania, IDA, Revenue Bonds (West Vincent Association), VRDN,
(continued)                AMT, Series B, 1.25% due 12/01/2020 (d)                                                $   5,435
                   1,325   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT, Series A,
                           1.23% due 11/01/2017 (d)                                                                   1,325
                   3,360   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System Project),
                           VRDN, AMT, 1.13% due 1/01/2014 (d)                                                         3,360
                   2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener University Inc.),
                           VRDN, 1.12% due 7/01/2014 (d)                                                              2,000
                  10,000   Delaware County, Pennsylvania, IDA (Exelon Generating), CP, Series 2001-A, 1.10%
                           due 10/09/2003                                                                            10,000
                   2,350   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, VRDN,
                           1.22% due 12/01/2009 (d)                                                                   2,350
                   4,300   Eagle Tax-Exempt Trust, Pennsylvania, GO, VRDN, Series 94, Class 3803, 1.15%
                           due 5/01/2008 (d)                                                                          4,300
                   5,940   Eagle Tax-Exempt Trust, Pennsylvania, VRDN, Series 96-C, Class 3801, 1.15% due
                           5/01/2014 (d)                                                                              5,940
                   6,100   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, Series A, 1.09%
                           due 3/01/2024 (d)                                                                          6,100
                   1,430   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp. Project),
                           VRDN, AMT, 1.23% due 6/01/2006 (d)                                                         1,430
                   1,990   Erie, Pennsylvania, Higher Education Building Authority, University Revenue Bonds
                           (Gannon University Project), VRDN, Series F, 1.40% due 7/01/2013 (d)                       1,990
                   1,100   Geisinger, Pennsylvania, Health System Authority Revenue Bonds (Geisinger Health
                           System), VRDN, 1.10% due 11/15/2032 (d)                                                    1,100
                   1,735   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing Facilities--Kyowa
                           America), VRDN, AMT, Series D, 1.22% due 7/01/2014 (d)                                     1,735
                   5,535   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility Revenue
                           Bonds (John XXIII Home Project), VRDN, 1.17% due 2/01/2030 (d)                             5,535
                     915   Hampden, Pennsylvania, IDA, Revenue Refunding Bonds (Pennsylvania Pipe Inc.),
                           VRDN, AMT, 1.25% due 12/01/2014 (d)                                                          915
                   4,000   Harrisburg, Pennsylvania, School Authority Revenue Bonds (Harrisburg Project),
                           VRDN, 0.99% due 12/01/2027 (a)(d)                                                          4,000
                   7,600   Huntingdon County, Pennsylvania, General Authority, College Revenue Bonds
                           (Juniata College Project), VRDN, Series A, 1.15% due 5/01/2004 (d)                         7,600
                   2,780   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project), VRDN, AMT,
                           Series A, 1.20% due 6/01/2027 (d)                                                          2,780
                           Jackson Township, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
                   1,145      (I Auman Machine Company Inc. Project), 1.25% due 6/01/2008                             1,145
                   1,360      (Pennsylvania Precision Cast Parts), 1.25% due 4/01/2009                                1,360
                   5,915      (V&S Lebanon Galvanizing Project), 1.35% due 4/01/2021                                  5,915
                   6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 1.15% due
                           9/15/2020 (d)                                                                              6,390
                   1,400   Lackawanna County, Pennsylvania, IDA, IDR (Herff Jones Inc. Project), VRDN, AMT,
                           1.23% due 6/01/2026 (d)                                                                    1,400
                   7,195   Lancaster County, Pennsylvania, Hospital Authority, Health Center Revenue Refunding
                           Bonds (Brethren Village), VRDN, 1.13% due 6/15/2020 (d)                                    7,195
                   1,600   Lancaster, Pennsylvania, IDA, IDR (Bucks County Project), VRDN, AMT, 1.20% due
                           2/01/2010 (d)                                                                              1,600
                   2,900   Lehigh County, Pennsylvania, IDA, Revenue Bonds (New Columbia Joist Company),
                           VRDN, AMT, Series B, 1.20% due 11/01/2022 (d)                                              2,900
                   4,530   Luzerne County, Pennsylvania, IDA, Revenue Bonds (Nardone Brothers Baking Project),
                           VRDN, AMT, 1.20% due 3/01/2019 (d)                                                         4,530
                   3,535   Mercer County, Pennsylvania, IDA, EDR (Solar Atmospheres of Western Pennsylvania),
                           VRDN, 1.10% due 10/01/2010 (d)                                                             3,535
                   2,700   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel Enterprises
                           Project), VRDN, AMT, Series A, 1.22% due 9/01/2013 (d)                                     2,700
                           Montgomery County, Pennsylvania, IDA, Revenue Bonds (Alcom Printing Group),
                           VRDN, AMT (d):
                     305      Series A, 1.40% due 1/01/2020                                                             305
                     760      Series B, 1.25% due 1/01/2020                                                             760
                           Montgomery County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
                   3,515      (Edmund Optical Manufacturing LLC Project), AMT, 1.25% due 4/01/2016                    3,515
                     280      (Jadko Inc. Project), AMT, Series B, 1.25% due 6/01/2008                                  280
                     505      (Jadko Project), AMT, Series A, 1.25% due 6/01/2020                                       505
                   1,795      (PB Hoffmann LLC Project), AMT, 1.25% due 1/01/2020                                     1,795
                   2,200      (Valley Forge Baptist), 1.15% due 9/01/2023                                             2,200



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                   Face
State             Amount                            Municipal Bonds                                                  Value
Pennsylvania     $ 1,900   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Laneko Engineering),
(continued)                VRDN, AMT, Series A, 1.20% due 4/01/2007 (d)                                           $   1,900
                   4,100   Montour, Pennsylvania, School District, GO, TRAN, 1.60% due 6/30/2004                      4,115
                   4,425   Mount Lebanon, Pennsylvania, School District, GO, MERLOTS, VRDN, Series B-19,
                           1.15% due 2/15/2027 (b)(d)                                                                 4,425
                   6,000   Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN,
                           Series 2001-121, Class A, 1.14% due 12/22/2009 (c)(d)                                      6,000
                   3,500   Norristown, Pennsylvania, TRAN, 2.50% due 12/30/2003                                       3,507
                           Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
                   3,645      (DG Properties Inc. Project), AMT, 1.25% due 7/01/2021                                  3,645
                   1,675      (Follett Corporation Project), 1.25% due 5/01/2019                                      1,675
                   2,310      (Nicos Polymers & Grinding), AMT, 1.25% due 2/01/2020                                   2,310
                   3,175   Northumberland County, Pennsylvania, IDA, Revenue Bonds (Butter Krust Baking
                           Company Project), VRDN, AMT, 1.25% due 5/01/2011 (d)                                       3,175
                           Pennsylvania Economic Development Financing Authority, EDR, VRDN (d):
                   3,800      AMT, Series D-7, 1.22% due 8/01/2022                                                    3,800
                     800      AMT, Series F-5, 1.22% due 12/01/2006                                                     800
                     600      (Gutchess Hardwoods Inc. Project), Series B, 1.05% due 4/01/2005                          600
                   5,000      (Northeast Architectural Products), AMT, Series B-5, 1.22% due 8/01/2023                5,000
                           Pennsylvania Economic Development Financing Authority Revenue Bonds, VRDN, AMT (d):
                   1,935      (Bentley Graphic Commission Inc.), Series C-4, 1.25% due 4/01/2008                      1,935
                   1,410      (International Business Systems Project), Series B-4, 1.20% due 7/01/2012               1,410
                   3,410      (Waste Gas Fabricating Company Project), Series C-3, 1.25% due 4/01/2020                3,410
                     900   Pennsylvania Energy Development Authority Revenue Bonds (Piney Creek), VRDN, AMT,
                           Series C, 1.10% due 12/01/2011 (d)                                                           900
                   2,500   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 76, 1.15% due 10/01/2003         2,500
                  12,453   Pennsylvania State, GO, FLOATS, Series 696, 1.13% due 5/01/2018 (d)(e)                    12,452
                   5,875   Pennsylvania State, GO, MERLOTS, Series A-15, 1.15% due 1/01/2017 (b)(d)                   5,875
                   5,610   Pennsylvania State, GO, Refunding, PUTTERS, Series 346, 1.11% due 4/01/2011 (c)(d)         5,610
                   3,300   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue Bonds,
                           VRDN, AMT, Series A, 1.10% due 6/01/2029 (a)(d)                                            3,300
                  15,500   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue Refunding
                           Bonds, VRDN, AMT, Series A, 1.05% due 6/01/2025 (d)(e)                                    15,500
                           Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                           (Association of Independent Colleges and Universities), VRDN (d):
                   4,700      Series C-2, 1.80% due 11/01/2003                                                        4,700
                     700      Series D-4, 1.15% due 5/01/2004                                                           700
                   6,200      Series F-3, 1.15% due 5/01/2004                                                         6,200
                   2,500      Series L-3, 1.12% due 5/01/2028                                                         2,500
                   3,940   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                           (Lafayette College), 2.50% due 11/25/2003                                                  3,947
                   2,900   Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds
                           (Carnegie Mellon University), VRDN, Series A, 1.10% due 11/01/2025 (d)                     2,900
                   3,000   Pennsylvania State Public School Building Authority, School Revenue Bonds, MERLOTS,
                           VRDN, Series A-42, 1.15% due 6/01/2028 (d)(e)                                              3,000
                   3,000   Philadelphia, Pennsylvania, Airport Revenue Refunding Bonds (Philadelphia Airport
                           System), Series A, 6% due 6/15/2004 (c)                                                    3,105
                           Philadelphia, Pennsylvania, Authority for IDR, VRDN (d):
                   4,550      (Comhar Inc. Project), 1.10% due 9/01/2023                                              4,550
                  11,350      (Fox Chase Cancer Center Project), 1.10% due 7/01/2025                                 11,350
                   2,650      (Lannett Company Inc. Project), 1.25% due 5/01/2014                                     2,650
                   7,500   Philadelphia, Pennsylvania, GO, TRAN, 2% due 6/30/2004                                     7,557
                   2,400   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                           Hospital Revenue Refunding Bonds (Children's Hospital Project), VRDN, Series A,
                           1.10% due 2/15/2014 (d)                                                                    2,400
                   2,995   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, FLOATS, VRDN,
                           Series 773, 1.15% due 11/01/2031 (c)(d)                                                    2,995
                   4,275   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System Revenue
                           Refunding Bonds, 1.15% due 9/01/2004 (e)                                                   4,275
                   2,300   Pottstown Boro, Pennsylvania, Educational Facilities Authority Revenue Bonds
                           (The Hill School Project), VRDN, 1.15% due 8/01/2032 (d)                                   2,300



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                   Face
State             Amount                            Municipal Bonds                                                  Value
Pennsylvania     $ 2,000   Red Lion, Pennsylvania, Area School District, TRAN, 1.50% due 6/30/2004                $   2,006
(concluded)        3,350   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue Refunding
                           Bonds, MERLOTS, VRDN, Series A-18, 1.15% due 3/01/2015 (a)(d)                              3,350
                   4,275   Somerset County, Pennsylvania, IDA, Revenue Bonds (Somerset Welding and Steel),
                           VRDN, AMT, 1.23% due 3/02/2015 (d)                                                         4,275
                   9,000   South-Central Pennsylvania, General Authority Revenue Bonds, VRDN, Series A, 1.13%
                           due 6/01/2031 (a)(d)                                                                       9,000
                   3,745   Susquehanna County, Pennsylvania, IDA, Revenue Bonds (Pennfield Corporation Project),
                           VRDN, AMT, 1.20% due 8/01/2014 (d)                                                         3,745
                   6,000   Union County, Pennsylvania, Hospital Authority, Hospital Revenue Refunding Bonds
                           (Evangelical Community Hospital), VRDN, 1.30% due 2/01/2021 (d)                            6,000
                           Venango County, Pennsylvania, IDA (Scrubgrass Project), CP:
                  15,000      Series 90-A, 0.92% due 12/01/2003                                                      15,000
                  19,800      Series 90-B, 0.95% due 10/10/2003                                                      19,800
                   2,000   Washington County, Pennsylvania, IDA, IDR (Pennatronics Corporation Project),
                           VRDN, AMT, 1.23% due 11/01/2020 (d)                                                        2,000
                   1,510   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer Products),
                           VRDN, AMT, 1.23% due 12/01/2006 (d)                                                        1,510
                   2,670   York County, Pennsylvania, IDA, Revenue Bonds (495 Leasing Project), VRDN, AMT,
                           1.25% due 6/01/2021 (d)                                                                    2,670


Puerto Rico--0.2%  1,000   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199,
                           Class A, 1.05% due 1/25/2016 (b)(d)                                                        1,000

                           Total Investments (Cost--$499,890*)--99.7%                                               499,890
                           Other Assets Less Liabilities--0.3%                                                        1,398
                                                                                                                  ---------
                           Net Assets--100.0%                                                                     $ 501,288
                                                                                                                  =========

(a)AMBAC Insured.

(b)MBIA Insured.

(c)FGIC Insured.

(d)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(e)FSA Insured.

*Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (identified cost--$499,890,196)                                         $  499,890,196
               Cash                                                                                                  60,875
               Receivables:
                 Interest                                                                  $    1,214,980
                 Beneficial interest sold                                                         293,129         1,508,109
                                                                                           --------------
               Prepaid registration fees and other assets                                                            29,634
                                                                                                             --------------
               Total assets                                                                                     501,488,814
                                                                                                             --------------

Liabilities

               Payables:
                 Distributor                                                                      136,726
                 Other affiliates                                                                  36,405
                 Investment adviser                                                                27,675
                                                                                           --------------
               Total liabilities                                                                                    200,806
                                                                                                             --------------

Net Assets

               Net assets                                                                                    $  501,288,008
                                                                                                             ==============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of shares
               authorized                                                                                    $   50,139,468
               Paid-in capital in excess of par                                                                 451,230,695
               Accumulated realized capital losses--net                                                            (82,155)
                                                                                                             --------------
               Net Assets--Equivalent to $1.00 per share based on 501,394,681 shares of
               beneficial interest outstanding                                                               $  501,288,008
                                                                                                             ==============

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Operations

For the Six Months Ended September 30, 2003
Investment Income

               Interest and amortization of premium and discount earned                                      $    3,194,934

Expenses

               Investment advisory fees                                                    $    1,403,987
               Distribution fees                                                                  351,845
               Accounting services                                                                 59,389
               Transfer agent fees                                                                 39,352
               Professional fees                                                                   29,928
               Printing and shareholder reports                                                    11,352
               Registration fees                                                                   10,664
               Custodian fees                                                                       9,992
               Pricing fees                                                                         7,678
               Trustees' fees and expenses                                                          2,665
               Other                                                                                7,314
                                                                                           --------------
               Total expenses                                                                                     1,934,166
                                                                                                             --------------
               Investment income--net                                                                             1,260,768
                                                                                                             --------------
               Net Increase in Net Assets Resulting from Operations                                          $    1,260,768
                                                                                                             ==============

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                           Months Ended         Year Ended
                                                                                           September 30,        March 31,
Increase (Decrease) in Net Assets:                                                              2003               2003
Operations

               Investment income--net                                                     $     1,260,768   $     4,931,376
               Realized loss on investments--net                                                       --             (300)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             1,260,768         4,931,076
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                          (1,260,768)       (4,931,376)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               932,345,766     1,871,842,607
               Value of shares issued to shareholders in reinvestment of dividends              1,261,018         4,931,064
                                                                                          ---------------   ---------------
                                                                                              933,606,784     1,876,773,671
               Cost of shares redeemed                                                    (1,023,424,036)   (1,914,023,882)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (89,817,252)      (37,250,211)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (89,817,252)      (37,250,511)
               Beginning of period                                                            591,105,260       628,355,771
                                                                                          ---------------   ---------------
               End of period                                                              $   501,288,008   $   591,105,260
                                                                                          ===============   ===============

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Financial Highlights

The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              --++          .01          .02          .03          .03
               Realized loss on investments--net                     --       --++++       --++++       --++++       --++++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    --++          .01          .02          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net        --++++        (.01)        (.02)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total Investment Return                            .43%*         .83%        1.71%        3.47%        2.81%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .68%*         .67%         .68%         .68%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             .44%*         .84%        1.72%        3.42%        2.78%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  501,288   $  591,105   $  628,356   $  601,403   $  539,177
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

++Amount is less than $.01 per share.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Notes to Financial Statements


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Notes to Financial Statements (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $6,391 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
On March 31, 2003, the Fund had a net capital loss carryforward of $81,856, of which $22,380 expires in 2006; $3,815 expires in 2007;
$20,995 expires in 2008; $33,951 expires in 2009; and $715 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.




Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2)Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal
Series Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA Pennsylvania Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       CMA Pennsylvania Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA Pennsylvania Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.